Execution Version

REDACTED EXHIBIT: This Exhibit contains certain identified information that has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is identified by [***].
ANNEXE

Annex A
Minimum Power Product and Minimum kWh Example Calculations

Performance Warranty Example Calculations
Assumptions

•	Aggregate System Capacity of Facilities in Portfolio: 15,000 kW

•	Hours in applicable Calendar Quarter: (90 days) * (24 hours/day) = 2,160 hours

•	Hours subject to Exclusion under Section 5.6: 100
Calculations

•	Minimum Power Product = (15,000kW) * ([***]%) = [***]kW

•	Minimum kWh = ([***]kW) * (2,160 - 100) = [***] kWh

Annex A - 1

Annex B
Insurance

Insurance. At all times during the Term, without cost to Buyer, Seller shall maintain in force and effect the following insurance, which insurance shall not be subject to cancellation, termination or other material adverse changes unless the insurer delivers to Buyer written notice of the cancellation, termination or change at least thirty (30) days in advance of the effective date of the cancellation, termination or material adverse change or if notice from the insurer to Buyer of material adverse change is not available on commercially reasonable terms then Seller shall provide Buyer with such notice as soon as reasonably possible after becoming aware of such change; provided, that following the Commencement of Operations Date with respect to a Facility, the insurance required hereunder shall only pertain to Seller’s Facility Services (including, for clarity, any removal, restoration or reinstallation services provided by Seller); and provided, further, that the insurance required hereunder shall pertain to the Installation Services for any Delayed Ancillary Equipment until the Commencement of Operations Date of such Delayed Ancillary Equipment:
(a)    Worker’s Compensation Insurance as required by the laws of the state in which Seller’s employees are performing EPC Services or Facility Services;
(b)    Employer’s liability insurance with limits at policy inception not less than One Million Dollars ($1,000,000.00) per occurrence;
(c)    Commercial General Liability Insurance, including bodily injury and property damage liability (arising from premises, operations, contractual liability endorsements, products liability, or completed operations) with limits not less than One Million Dollars ($1,000,000.00) per occurrence and Two Million Dollars ($2,000,000.00) annual aggregate limit at policy inception;
(d)    If there is exposure, automobile liability insurance in accordance with prudent industry practice with a limit of not less than One Million Dollars ($1,000,000.00), combined single limit per occurrence;
(e)    Umbrella liability insurance acting in excess of underlying employer’s liability, commercial general liability and automobile liability policies with limits not less than Fifteen Million Dollars ($15,000,000.00) per occurrence, except that any subcontractors shall be required to maintain such insurance with limits of not less than Three Million Dollars ($3,000,000.00);
(f)    Professional errors and omission insurance with a limit of not less than One Million Dollars ($1,000,000.00) per occurrence;
(g)    Environmental/pollution liability insurance with a limit of not less than One Million Dollars ($1,000,000.00) per claim;

Annex B - 1

(h)    Builder’s Risk/Installation Coverage for each Facility, with replacement costs and a delay in startup component (for avoidance of doubt, this requirement is only applicable, with respect to each Facility, until such Facility’s Commencement of Operations Date (and until, if applicable, the Commencement of Operations Date for any Delayed Ancillary Equipment)); and
(i)    Marine Cargo - Transit coverage (including air, land and ocean cargo, as applicable) on an “all-risk” basis and a “warehouse to warehouse” basis with a per occurrence limit equal to not less than 110% of the value including transit and insurance of such shipment involving the Facility at all times for which the Seller bears or has accepted risk of loss or has responsibility for providing insurance. Coverage shall include loading, unloading and temporary storage (as applicable). Coverage shall be maintained in accordance with prudent industry practice in all regards with per occurrence deductibles of not more than $50,000 for physical damage and other terms and conditions acceptable to the Buyer. For avoidance of doubt, (i) this requirement is only applicable during installation and is not required to be maintained with respect to any Facility after such Facility’s Commencement of Operations Date (except, with respect to any Delayed Ancillary Equipment, until the Commencement of Operations Date for such Delayed Ancillary Equipment), and (ii) this requirement shall not apply to any subcontractor except those engaged to transport materials owned by Seller during such transit.
Seller shall cause Buyer, the Investor and any of its other investors and/or financing partners to be included as additional insured to all insurance policies required in accordance with the provisions of this Agreement except for worker’s compensation. The required insurance must be written as a primary policy not contributing to or in excess of any policies carried by Buyer, and each must contain a waiver of subrogation, in form and substance reasonably satisfactory to Buyer, in favor of Buyer, the Investor and any of its other investors and/or financing partners.
The insurances contemplated in this clause are primary. The Parties acknowledge that, if a claim is made under any of the insurances contemplated in this Agreement, it is their intention that the insurer cannot require the Party first to exhaust indemnities referred to in this Agreement before the insurer’s obligation to perform is mature, subject to the insurer’s later pursuing subrogation, in which event any recovery will be credited by such insurer pro tanto in favor of the policyholder. The general liability and umbrella liability insurances required by this Agreement shall provide blanket contractual coverage to the full policy limit. Where applicable, each of these insurances will:
(a)    be effected with an insurer reasonably acceptable to Buyer;
(b)    contain a waiver of subrogation in favor of Buyer[, the Investor and any of its other investors and/or financing partners];
(c)    contain deductibles in accordance with prudent industry practice and approved by Buyer acting reasonably; and

Annex B - 2

(d)    include a provision that such insurance is primary insurance with respect to the interests of Buyer and Seller and that any other insurance maintained by Buyer, the Investor or any of its other investors and/or financing partners is excess and not contributory insurance with the insurances required under this Agreement.
Seller shall provide Buyer with evidence of compliance with these insurance requirements when requested by Buyer from time to time on a reasonable basis.

Annex B - 3

EXHIBITS

Exhibit A
Form of Purchase Order
[***]

Exhibit A - 1

Exhibit B
Form of Tranche Notice
To:     2018 ESA PROJECT COMPANY, LLC (Buyer)
This Tranche Notice, dated ________, 201_, is given pursuant to Section 2.2 of the Purchase, Use and Maintenance Agreement, by and between Bloom Energy Corporation, a Delaware corporation (the “Seller”) and 2018 ESA Project Company, LLC, a Delaware limited liability company (the “Buyer”), dated as of [___________] (as amended, amended and restated, supplemented or otherwise modified from time to time, the “PUMA”). Terms defined in the PUMA have the same meaning where used in this Tranche Notice.
Seller hereby notifies Buyer that Seller reasonably expects that Facilities with aggregate System Capacity of __kW will be included in a Tranche that Seller reasonably expects will satisfy the applicable Deposit Milestones in such the [1st / 2nd / 3rd / 4th] Calendar Quarter of 201_.
Seller hereby certifies that, as of the date of this Tranche Notice, no Seller Default has occurred and is continuing under the PUMA.
Attached to this Tranche Notice is a draft Purchase Order.
This Tranche Notice may be relied upon by Buyer.
Signed for and on behalf of BLOOM ENERGY CORPORATION

By: __________________________
Name: __________________________
Title: __________________________

Exhibit B - 1

Exhibit C
Form of Project Information Spreadsheet

Funding Date	Deposit $/kW	$ [***]
[DD/MM/YYY]	Delivery $/kW	$ [***]	Plus Purchase Price Adders
	COO $/kW	$[___]	Remainder of the Aggregate Purchase Price + Taxes
	Purchase Price Adder	$[__]

*

Milestone	Site ID	Address	City	State	Facility Size kW	Adder	Deposit	Shipment	COO (w/ Tax)	% Sales Tax		Deposit Payment	Delivery Payment	Forecast/Actual Delivery Date	Forecast/Actual PiS	Deposit Pay Date	Delivery Pay Date	COO Pay Date
Deposit					[__] kW	-	$ -							[DD/MM/YYYY]	[DD/MM/YYYY]	[DD/MM/YYYY]
Delivery					[__] kW	-		$ -				$ -		[DD/MM/YYYY]	[DD/MM/YYYY]	[DD/MM/YYYY]
COO					[__] kW	-			$ -	[_] %	$ -	$ -	$ -	[DD/MM/YYYY]	[DD/MM/YYYY]	[DD/MM/YYYY]	[DD/MM/YYYY]	[DD/MM/YYYY]

							$ -	$ -	$ -

Total Payment due Invoice Due Date			$ -

Exhibit C - 1

Exhibit D
Form of Certificate of Deposit Milestone Completion

To:     2018 ESA PROJECT COMPANY, LLC (Buyer)
This Certificate of Deposit Milestone Completion, dated ________, 201_, (this “Certificate”) is given pursuant to Section 2.4(1)(i) of the Purchase, Use and Maintenance Agreement, by and between Bloom Energy Corporation, a Delaware corporation (the “Seller”) and 2018 ESA Project Company, LLC, a Delaware limited liability company (the “Buyer”), dated as of [___________] (as amended, amended and restated, supplemented or otherwise modified from time to time, the “PUMA”). Terms defined in the PUMA have the same meaning where used in this Certificate.
This Certificate is provided in respect of a Tranche with aggregate System capacity of ______ kW (the “Subject Tranche”).
Seller hereby certifies that in respect of the Subject Tranche:

(a)
Seller has received (on behalf of Buyer or itself, as applicable) approval of Site plans and single-line drawings from one or more ESA Customers for Facilities with aggregate System Capacity equal to or greater than the aggregate System Capacity of Facilities included in such Tranche (and all other Tranches for which Seller previously delivered a Certificate of Deposit Milestone Completion to Buyer); provided, that if any Third Party Consents (including the issuance of notices to proceed, if applicable) are required from an ESA Customer or a Site License grantor (or either of their Affiliates), or if the satisfaction of any other conditions precedent is required (including the construction of separate buildings and other facilities), as a condition to Buyer or its subcontractors (including Seller) commencing installation pursuant to the applicable ESA or Site License, then such Third Party Consents have been received or achieved, and such other conditions precedent have been satisfied, as applicable;

(b)
Seller has received all materials required for the commencement of fabrication of Bloom Systems with aggregate System Capacity equal to or greater than the aggregate System Capacity of Facilities included in such Tranche, and all materials required as of such time to allow for completion of such fabrication in order to achieve Commencement of Operations of such Facilities (and all Facilities included in all other Tranches for which Seller previously delivered a Certificate of Deposit Milestone Completion to Buyer) within ninety (90) days; and;

(c)
Seller has performed and successfully completed all obligations required to be completed on or before such date under the Transaction Documents and the applicable Facility Contracts (including, for the avoidance of doubt, obtaining all Permits if required as a condition to the Deposit Milestone under any Facility Contract); and

Exhibit D - 1

(d)
Each of the representations and warranties of Seller in Section 8.1 of the PUMA (excluding Sections 8.1(5)(ii), (7)(ii), (10)(ii), (12), 10(v), 10(xii), (12), (14) (except for 14(i)) and (23)(ii)) is true and correct in all respects as of the date of this Seller’s Deposit Milestone Certificate.

Signed for and on behalf of BLOOM ENERGY CORPORATION

………………………………………………………………………
By: ………………………………………………………………
Name:………………………………………………………………..
Title:………………………………………………………………….

Exhibit D - 2

Exhibit E
Form of Certificate of Delivery Milestone Completion

To:     2018 ESA PROJECT COMPANY, LLC (Buyer)
This Certificate of Delivery Milestone Completion, dated ________, 201_, (the “Certificate”) is given pursuant to Section 2.4(1)(ii) of the Purchase, Use and Maintenance Agreement, by and between Bloom Energy Corporation, a Delaware corporation (the “Seller”) and 2018 ESA Project Company, LLC, a Delaware limited liability company (the “Buyer”), dated as of [___________] (as amended, amended and restated, supplemented or otherwise modified from time to time, the “PUMA”). Terms defined in the PUMA have the same meaning where used in this Certificate.
This Certificate is provided in respect of the Facility or Facilities, as the case may be, set forth on Attachment A to this Certificate, with aggregate System Capacity of ______ kW (each, a “Subject Facility”). Seller hereby certifies that in respect of each Subject Facility:

(1)	the Bloom Systems and all Ancillary Equipment (if any) comprising such Facility have been Delivered;

(2)	BOF for such Bloom Systems necessary to place such Bloom Systems on the concrete pad for such Bloom Systems has been Delivered and installed;

(3)	Such Bloom Systems have been placed upon such concrete pad and are available for installation, startup, and commissioning;

(4)
Seller has obtained, on behalf of itself, Buyer or the applicable ESA Customer (as applicable), in respect of such specific Facility, any approvals, drawings and notices described in clause (a) of the definition of “Deposit Milestone” that (i) are required to be obtained before Delivery pursuant to such ESA or such Site License and (ii) were not obtained in connection with the Deposit Milestone for such Facility’s Tranche;

(5)
Seller has performed and successfully completed (i) all obligations required to be completed on or before such date under this Agreement and the applicable Facility Contracts, Permits and Legal Requirements and (ii) at its sole cost and expense all upgrades required to be performed in respect of the applicable Facility pursuant to an Interconnection Agreement (whether or not executed) or as otherwise required by a Transmitting Utility;

(6)	No portion of such Facility has been Placed in Service;

(7)	Seller has received each of the Delivery Milestone Deliverables set forth on Schedule 2.5 of the PUMA; and

Exhibit E - 1

(8)
Each of the representations and warranties of Seller in Section 8.1 (excluding Sections 8.1(5)(ii) and 7(ii)) of the PUMA is true and correct in all respects as of the date of this Certificate of Delivery Milestone Completion.

Signed for and on behalf of BLOOM ENERGY CORPORATION

………………………………………………………………………
By: ………………………………………………………………
Name:………………………………………………………………..
Title:………………………………………………………………….

Exhibit E - 2

ATTACHMENT A TO CERTIFICATE OF DELIVERY MILESTONE COMPLETION

ESA Customer	Location of Facility	Aggregate System Capacity (kW-AC)

Exhibit E - 3

Exhibit F
Form of Certificate of COO

To:     2018 ESA PROJECT COMPANY, LLC (Buyer)
This Certificate of COO, dated as of [_____] (this “Certificate”) is given pursuant to Section 2.4(1)(iii) of the Purchase, Use and Maintenance Agreement, by and between Bloom Energy Corporation, a Delaware corporation (the “Seller”) and 2018 ESA Project Company, LLC, a Delaware limited liability company (the “Buyer”), dated as of [___________] (as amended, amended and restated, supplemented or otherwise modified from time to time, the “PUMA”). Terms defined in the PUMA have the same meaning where used in this Certificate.
This Certificate is provided in respect of the Facility or Facilities, as the case may be, set forth on Attachment A to this Certificate. Seller hereby certifies that in respect of each Facility [(except with respect to any Delayed Ancillary Equipment)]:

(a)	all Bloom Systems, Ancillary Equipment and related BOF comprising such Facility has been Delivered;

(b)	such Facility has been installed at the location specified in the applicable Site License and Placed in Service;

(c)
(i) such Facility (A) has been attached to the load at the applicable Site, (B) is producing power at one hundred percent (100%) of the aggregate System Capacity of all Bloom Systems included in such Facility, and (C) is operating at or above the Minimum Efficiency Level, and (ii) Seller has provided Buyer with evidence reasonably satisfactory to Buyer of each of the foregoing;

(d)	All Pre-COO Equipment Warranty Claims raised by Buyer in respect of such Facility have been addressed by Seller in accordance with Section 3.3(2) of the PUMA;

(e)	Seller has (i) performed and successfully completed all necessary acts under the applicable Interconnection Agreement (including performance testing) and (ii) obtained PTO from the applicable Person;

(f)
Seller has performed and successfully completed all obligations required to be completed on or before such date under the Transaction Documents and the applicable ESA, Site License, Incentive Agreements and any other applicable contract or agreement by which Buyer is bound or to which such Facility or the components thereof are subject (including, for the avoidance of doubt, obtaining all Permits, PTO and valid, binding and enforceable Interconnection Agreements and successfully completing all items that would, if not so completed, materially impact the operational capability, durability or reliability of the Facility);

Exhibit F - 1

(g)	Seller has received each of the COO Milestone Deliverables set forth on Schedule 2.5 of the PUMA; and

(h)
Excluding Sections 8.1(5)(ii), (7)(i), (10)(v) and (ix) and (12)(i), each of the representations and warranties of Seller in Section 8.1 of PUMA is true and correct in all respects as of the date of this Certificate of COO.

Signed for and on behalf of BLOOM ENERGY CORPORATION

………………………………………………………………………
By: ………………………………………………………………
Name:………………………………………………………………..
Title:………………………………………………………………….

Exhibit F - 2

ATTACHMENT A TO CERTIFICATE OF COO

ESA Customer	Location of Facility	Aggregate System Capacity (kW-AC)

Exhibit F - 3

Exhibit G
Form of Bill of Sale

BILL OF SALE

This BILL OF SALE, dated as of __________ __, 201_ is made by BLOOM ENERGY CORPORATION, a Delaware corporation (“Seller”), to 2018 ESA PROJECT COMPANY, LLC, a Delaware limited liability company (“Buyer”), and is delivered pursuant to the Purchase, Use and Maintenance Agreement, by and between Buyer and Seller, dated as of [___________] (as amended, amended and restated, supplemented or otherwise modified from time to time, the “PUMA”), in connection with the transfer of the assets described on Exhibit A attached hereto (collectively, the “Purchased Facility”).
Seller hereby assigns, conveys, sells, delivers, sets over and transfers to Buyer, for the consideration, and on the terms and conditions, set forth in the PUMA, all of Seller’s rights, title and interest in, under and to the Purchased Facility, and Buyer hereby accepts such assignment.
This Bill of Sale shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
This Bill of Sale shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to any conflicts of law or other principles thereof that would result in the application of the laws of another jurisdiction, other than Section 5-1401 of the New York General Obligations Law).
[Signature Page Follows]

[Note to Draft: To be revised as appropriate when used in connection with return of assets to Bloom]

Exhibit G - 1

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be signed by their respective duly authorized officers as of the date first written above.
SELLER:
BLOOM ENERGY CORPORATION

By: __________________________
Name:
Title:

BUYER:

2018 ESA PROJECT COMPANY, LLC

By: __________________________
Name:
Title:

Exhibit G - 2

Exhibit A to the Bill of Sale

Customer	Site	System Size

Exhibit G - 3

Exhibit H
Form of Payment Notice

To:     2018 ESA PROJECT COMPANY, LLC (Buyer)
This Payment Notice, dated ________, 201_, is given pursuant to Section 2.4(3) of the Purchase, Use and Maintenance Agreement, by and between Bloom Energy Corporation, a Delaware corporation (the “Seller”) and 2018 ESA Project Company, LLC, a Delaware limited liability company (the “Buyer”), dated as of [___________] (as amended, amended and restated, supplemented or otherwise modified from time to time, the “PUMA”). Terms defined in the PUMA have the same meaning where used in this Payment Notice.
Seller hereby notifies Buyer that, in connection with the Invoice Due Date or Additional Invoice Due Date occurring on ___________, 20__, Buyer shall be obligated to make Purchase Price payments to Seller in the aggregate amount of $__________.
The portions of the Aggregate Purchase Price to be paid by Buyer on the above-mentioned Invoice Due Date is comprised of the following amounts:

1)
[$______ of Purchase Price payments in connection with achievement of the Deposit Milestone for a Tranche composed of Facilities with aggregate System Capacity __kW, which amount equals $[***]/kW of the aggregate Purchase Price for the Facilities included in such Tranche.]

2)
$______ of Purchase Price payments in connection with achievement of the Delivery Milestone for Facilities including Bloom Systems with aggregate System Capacity of __kW, which amount represents $[***]/kW of the Purchase Price for those Facilities that have achieved such Milestone and were included in a Tranche for which Buyer has previously made a Purchase Price payment, plus [***] percent [***]% of the Purchase Price Adder(s) applicable to such Facilities (excluding the Purchase Price Adder for any Delayed Ancillary Equipment), if any.

3)
$______ of Purchase Price payments in connection with the achievement of the Delivery Milestone for Facilities including Bloom Systems with aggregate System Capacity of __kW, which amount represents $[***]/kW of the Purchase Price for those Facilities that have achieved such Milestone and were not included in a Tranche for which Buyer has previously made a Purchase Price payment, plus [***] percent [***]% of the Purchase Price Adder(s) applicable to such Facilities (excluding the Purchase Price Adder for any Delayed Ancillary Equipment), if any.

4)
$______ of Aggregate Purchase Price payments in connection with the Commencement of Operations of Facilities including Bloom Systems with aggregate System Capacity of ___kW, which amount represents the remainder of the Purchase Price for such Facilities not previously paid by Buyer, plus one hundred percent (100%) of the Taxes to be paid by Buyer pursuant to Section 2.3(7) for such Facilities (except for Taxes with respect to any Delayed Ancillary Equipment).

Exhibit H - 1

Included with this Payment Notice are the applicable Payment Certificates evidencing the achievement of all applicable Milestones achieved by the Tranche and/or Facilities referenced above, together with all invoices and accompanying materials and lien waivers in respect of such Tranche and/or Facilities, in each case pursuant to Section 2.3(5) or Section 2.3(6), as applicable.
Seller hereby certifies that each of the representations and warranties of Seller in the PUMA is true and correct in all respects as of the date of this Payment Notice.
This Payment Notice may be relied upon by Buyer.
Signed for and on behalf of BLOOM ENERGY CORPORATION

By: __________________________
Name: __________________________
Title: __________________________

Exhibit H - 2

Exhibit I
Form of Event Log

Reporting Criteria and Event Description
Reporting Criteria:
(i) Site with Capacity Factor < [***]% for [***]
(ii) Site with Capacity Factor drops > [***]% within a calendar month
(iii) Any site with Capacity Factor < [***]% in a [***]
(iv) Significant part replacement

Event Type	Description
Part Replacements
Servicing and replacement of components within the system. This includes blowers, power electronics (inverters, DC-DC converters), valves, etc. Part replacements usually affect one fuel cell module while the remainder of the site maintains power output. Usually the component can be repaired in the field, although a few failure modes exist that require the fuel cell module to be repaired at our factory.

Remote Maintenance
Major remote adjustments made by RMCC to troubleshoot issues and improve overall performance:
- Ramp the systems down until part replacement
- Adjust control parameters to optimize output and extend fuel cell life

Gas Quality (Fuel/Water Related Issues)
Unexpected gas composition detected from the system and requires early filter replacements. Typically there is no impact to power output or efficiency, but systems will occasionally be ramped down to protect the fuel cell modules until the filters are replaced.

Grid Quality/ Power Outage
Voltage or frequency is detected outside of the IEEE spec and requires BE to disconnect the grid parallel connection. UPM critical loads are unaffected. This can be an intermittent “flicker” which our systems detect and automatically reconnect, or an extended outage that requires the utility provider to restore power to the customer.

Customer Maintenance	Customer test (e.g., backup generator testing), customer planned or unplanned work, utility driven customer-owned decision or customer requested power reduction.
Site Electrical Issue	Breaker trips and signal oscillations.
Other	Unique situations such as site access delays, communication issues, cleaning system doors.
*

System(s)	Date	Event(s)	Comments:
Site A	4/11/2019	Remote Maintenance
Site B	4/28/2019	Grid Quality/ Power Outage
Site A	5/13/2019	Customer Maintenance
Site C	5/31/2019	Part Replacements
Site A	6/1/2019	Gas Quality (Fuel/Water Related Issues)
Site D	6/18/2019	Site Electrical Issue
Site E	6/30/2019	Other

Exhibit I - 1

Exhibit J
Form of an IE Certificate

[Letterhead of Independent Engineer, Leidos]
[Date]
To: [Clients – TE Investor & Lenders]
Re: [Name of Portfolio] (“2018 ESA Project Company LLC”)

Ladies and Gentlemen:

This Independent Engineer’s Certificate (“Certificate”) is delivered to you by [Leidos] (the “Independent Engineer”) pursuant to the Master Purchase Use and Maintenance Agreement (“PUMA”). All capitalized terms used herein shall have the respective meanings specified in the PUMA dated (TBD), as applicable, unless otherwise defined herein or unless the context requires otherwise.

The Independent Engineer’s review and observations were performed in accordance with generally accepted technical consulting practice and included such general investigations, observations and review as the Independent Engineer, in its professional opinion, deemed necessary under the circumstances within the scope of its services as Independent Engineer pursuant to and in accordance with the standard of care in that certain [Professional Services Agreement], dated as of [TBD] by and between [Seller] and Independent Engineer ([“PSA”]). The Independent Engineer makes no representations or warranties to [Bloom Energy] regarding compliance with any other standard except as expressly set forth in the [PSA] or herein.

The statements contained herein are made on the understanding and assumption that the information provided to the Independent Engineer as to the matters covered by this Certificate is true, correct, and complete, provided, however, that the Independent Engineer is not aware of any inaccuracies, misstatements or errors in the information provided. We have visited the Facilities as indicated in the Exhibit A to verify achievement of Commencement of Operations Milestone (COO Milestone). Where the Facility was not visited, we have relied upon photographic and other evidence, including testing documentation and discussions with [Bloom Energy], provided by others, to confirm status of those Facilities.

Based upon the foregoing review and review of the information provided to us, as of the date of this Certificate, the undersigned additionally hereby certifies, to the best of our knowledge, the Facilities indicated in the Exhibit A attached have reached Commencement of Operations (“COO”), as follows:

1.	Each Facility has achieved the Commencement of Operations Milestones per the PUMA.

2.
As of the COO date shown in Exhibit A, each Facility has achieved initial synchronization to the grid, daily operation has begun, is producing power at one hundred percent (100%) of the aggregate System Capacity of all Bloom Systems included in such

Exhibit J - 1

Facility, is operating at or above the Minimum Efficiency Level, and the Facilities have been constructed in accordance with the Applicable ESA and the Site License, if applicable, and in accordance with prudent industry practices.

3.
Each Facility has obtained the required permits and approvals issued by the relevant Governmental Authority as defined by the list provided by Bloom Energy for each Facility and attached hereto as Exhibit B, and Bloom Energy confirms to the best of their knowledge, the required permits and approvals are in full force and effect (other than permits which, by their nature, need not to be obtained until a future date but which are reasonably expected to be obtained in a timely manner).

4.
For each Facility, Permission to Operate (PTO) has been received from the applicable Transmitting Utility, interconnection and parallel operation with the applicable Transmitting Utility distribution system has occurred.

5.	The Facility Meter has recorded electric energy received by the ESA Customer from each Facility, and daily operation of each Facility has begun.

6.
To the best of our knowledge, no unrepaired defect exists with respect to any Facility material to the construction, operation, or expected performance (inclusive of the generation of electricity by any Facility), including physical damage as a result of transportation, installation errors or accidents, vandalism or other causes.

Exhibit J - 2

This Certificate is solely for the information of, and assistance to, the [signatories to the PSA and/or Use of Work Products Agreement] in conducting and documenting its investigation of the matters in connection with the Facility and is not to be used, circulated, quoted, or otherwise referred to for any other purpose. The Independent Engineer disclaims any obligation to update this Certificate. This Certificate is not intended to, and may not, be relied upon by any party other than the [signatories to the PSA and/or Use of Work Products Agreement].

IN WITNESS WHEREOF, the undersigned, a duly qualified representative of the Independent Engineer, has caused this Independent Engineer’s Certificate to be duly executed as of the date first above written.

By:

Name:

Title:

Exhibit J - 3

Exhibit A to the IE Certification
List of Facilities

Facility ID	Customer	Address	Commencement of Operations Date	IE Site Visit Date (if applicable)	Date of Addition of Facility to this Certificate

Exhibit J - 4

Exhibit B to the IE Certificate
List of Permits

Exhibit J - 5

Exhibit K
[Reserved]

Exhibit J - 6

SCHEDULES

Schedule 1
Master Project Schedule

											Ancillary Equipment								System Attributes				Reimburseable Deposits and Credit Supports
Serial #	ESA Customer	Site #	Electric Utility	Address	City	State	ESA		Included In Model	Total AC Power (kW)	Initial Battery Power Rating (kW)	Initial Battery Energy Capacity (kWh)	Delayed Battery Power Rating (kW)	Delayed Battery Energy Capacity (kWh)	# of MI5s	#SL5s	# of DC5s	Gas Boosters (1:Yes, 0:No)	To Financier (administered by Seller)	Incentive Level ($/kWh)	to ESA Customer	to Seller
[***]	Caltech	[***]	[***]	[***]	[***]	[***]	ESA, dated as of May 30, 2019, by and between Company and California Institute of Technology		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	ESA, by and between the 2018 Project Company and [***], dated as of June 28, 2018; First Amendment to ESA, dated as of May 24, 2018, by and between Company and [***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Kaiser Hospitals & Kaiser Health	[***]	[***]	[***]	[***]	[***]	Master Fuel Cell ESA ([***]), by and between Company, Kaiser Hospitals, and Kaiser Health, dated as of June [__], 2018		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals & Kaiser Health	[***]	[***]	[***]	[***]	[***]	Master Fuel Cell ESA, by and between Company, Kaiser Hospitals, and Kaiser Health, dated as of June [__], 2019		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals ([***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]		Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Schedule 1 - 1

Schedule 1
Master Project Schedule

[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser	[***]	[***]	[***]	[***]	[***]	TC, dated June __, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser	[***]	[***]	[***]	[***]	[***]	TC, dated June __, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser	[***]	[***]	[***]	[***]	[***]	TC, dated June __, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser	[***]	[***]	[***]	[***]	[***]	TC, dated June __, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser	[***]	[***]	[***]	[***]	[***]	TC, dated June __, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser	[***]	[***]	[***]	[***]	[***]	TC, dated June __, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser	[***]	[***]	[***]	[***]	[***]	TC, dated June __, 2019, by and between the Company and Kaiser Hospitals [***]	Site License, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	ESA, by and between 2018 Project Company and [***], dated as of December 26, 2018 [***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Intel	[***]	[***]	[***]	[***]	[***]	ESA, by and between 2018 Project Company and Intel Corporation, dated as of December 28, 2018 [***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Intel	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Intel	[***]	[***]	[***]	[***]	[***]	ESA, by and between 2018 Project Company and Intel Corporation, dated as of December 28, 2018		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Intel	[***]	[***]	[***]	[***]	[***]	ESA, by and between 2018 Project Company and Intel Corporation, dated as of December 28, 2018		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Intel	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	ESA, by and between 2018 Project Company and [***], dated as of December 28, 2018		[***]	-	[***]	[***]		[***]			[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	ESA, by and between 2018 Project Company and [***], Inc., dated as of December 21, 2018		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	ESA, by and between 2018 Project Company and [***], dated as of December 26, 2018 for [***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	ESA, by and between the 2018 Project Company and the [***], dated as of March 29, 2019		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]	ESA, dated as of June 25, 2019, by and between Company and Equinix, Inc.		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

Schedule 1 - 2

Schedule 1
Master Project Schedule

[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals [***]	Site Licence, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	TC, dated June 18, 2019, by and between the Company and Kaiser Hospitals [***]	Site Licence, dated June __, 2019, by and between Company and Kaiser Hospitals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]	ESA, dated as of June 25, 2019, by and between Company and Equinix, Inc.		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	Equinix, Inc.	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	ESA, dated as of June 14, 2019, by and between the Company and [***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Schedule 1 - 3

Schedule 1.1
Tax Equity Items

Satisfactory evidence of interconnection rights for Intel Sites located within Silicon Valley Power territory.
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Schedule 1.1 - 1

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Schedule 1.1 - 2

[***]
[***]
[***]

[***]
[***]

Schedule 1.1 - 3

Schedule 2.1
Example Calculation of the Repurchase Value

Schedule 2.1

Repurchase Value - Sample Calculation
ESA Term	15
Renewal Period	10
Straight-line Term Calculation	ESA Term+ Renewal Term- 1
Straight-Line Term	[***]
Annual Decease %	[***]%
Initial Repurchase Value (Example Only)	$1,000.00

Year	Annual Decrease %	Repurchase Value For Year (%)	Repurchase Value For Year ($)
1	[***]%	[***]%	$[***]
2	[***]%	[***]%	$[***]
3	[***]%	[***]%	$[***]
4	[***]%	[***]%	$[***]
5	[***]%	[***]%	$[***]
6	[***]%	[***]%	$[***]
7	[***]%	[***]%	$[***]
8	[***]%	[***]%	$[***]
9	[***]%	[***]%	$[***]
10	[***]%	[***]%	$[***]
11	[***]%	[***]%	$[***]
12	[***]%	[***]%	$[***]
13	[***]%	[***]%	$[***]
14	[***]%	[***]%	$[***]
15	[***]%	[***]%	$[***]
16	[***]%	[***]%	$[***]
17	[***]%	[***]%	$[***]
18	[***]%	[***]%	$[***]
19	[***]%	[***]%	$[***]
20	[***]%	[***]%	$[***]
21	[***]%	[***]%	$[***]
22	[***]%	[***]%	$[***]
23	[***]%	[***]%	$[***]
24	[***]%	[***]%	$[***]
25	[***]%	[***]%	$[***]

Schedule 2.1

Schedule 2.1

Schedule 2.1

Schedule 2.3
Purchase Price Adders

Item	Price	Unit
Battery Solution - Whole Cabinet	$[***]	For each kWh of rated capacity of the Battery Solution
Battery Solution - Partial Cabinet	$[***]	For each kWh of rated capacity of the Battery Solution
DC/DC Convertor	$[***]	For each DC/DC Convertor
AC5	$[***]	For each AC5
DC5	$[***]	For each DC5
MI5	$[***]	For each MI5
SL5	$[***]	For each SL5
Low-Pressure Gas Booster	$[***]	For each kW of the aggregate System Capacity of the Bloom Systems comprising such Facility

Schedule 2.3 - 1

Schedule 2.5
Seller Milestone Deliverables

Delivery Milestone Deliverables:
Seller shall submit the items listed below in connection with each invoice issued pursuant to Section 2.3(2):

1.	Pictures of delivered and installed fuel cell servers, including front, back and side views sufficient to check for visual damage and pictures of gas and water connection points;

2.	Certificate of completed factory acceptance test for each system or other proof that each system passed the factory acceptance test;

3.	All applicable interconnection documents, including written approval of the application by the Transmitting Utility, such as technical approval, and the completed interconnection application; and

4.	Seller conditional lien waivers.

COO Milestone Deliverables:
Seller shall submit the items listed below in connection with each invoice issued pursuant to Section 2.3(3):

1.	Pictures of completed and interconnected server;

2.	Access to the Facility’s Raw Data;

3.	Seller final lien waivers

Post-COO Deliverables:
Seller shall submit the items listed below pursuant to Section 3.4(1)(xv):

1.	Punch list items of remaining work to be performed which shall not include anything that materially impacts the operational capability, durability, or reliability of the Facility;

2.	Signed PTO letter;

3.	All applicable Permits (to the extent not previously delivered); and

4.	Signed Interconnection Agreements.

Schedule 2.5 - 1

Schedule 2.9
Project Criteria

Portfolio Substitutions:

◦	Including the proposed New Customer Site, no single ESA Customer that is not an Anchor Customer represents more than [***]% of the overall Portfolio (as measured in $).

▪	If such proposed New Customer Site is for an existing ESA Customer:

•	The New Customer Site is covered by the same ESA;

•	The New Customer Site is in an Approved State;

•	By including the proposed New Customer Site (“Substitution Site Criteria”):

o	[***];

o	[***];

o
The aggregate amount of money due and payable (together with amounts paid to date or to become paid in respect of the Aggregate Purchase Price of other Facilities) towards the total Aggregate Purchase Price of the entire Portfolio does not exceed the Maximum Aggregate Portfolio Purchase Price by such inclusion; and

o	[***];

▪	If such proposed New Customer Site is for a New Customer:

•	The New Customer is:

o	an Approved Customer; or

o	has an equal or higher external rating than the ESA Customer to be replaced, as confirmed by at least one rating agency; or

o	[***]; and

•
the new ESA for such New Customer is based on the standard Bloom template (attached as Annex I to this Schedule 2.9), and offers warranties and other terms that are in line with or better than replaced ESA; and

▪	In all cases:

•	The addition of such New Customer Site (and, if applicable New Customer) will:

Schedule 2.9 - 1

o	meet all pricing parameters after inclusion in the portfolio [***]); and

o	not cause to be exceeded the Maximum Aggregate Portfolio Purchase Price, taking into account the entire Scheduled Portfolio.

•
The New Customer Site is not within an area determined to be flood-prone under the Federal Flood Protection Act of 1973 or such Facility will be elevated in accordance with the issued for construction set delivered in connection with Section 2.3(5) with Buyer’s consent.

For purposes of this Schedule:

•	An “Anchor Customer” is [***].

•	An “Approved State” means [***].

•	“EBITDA Metric” means the measurement as set forth and calculated in the Project Model.

•	“Approved Customer” means [***].

•	“Unrated” means, with respect to a Customer, sub investment grade or not rated by S&P and Moody’s; [***].

Schedule 2.9 - 2

Annex I to Schedule 2.9
Bloom Standard Form ESA
Posted to the Electronic Data Room as “Standard Form ESA” (Index No. 3.2.15)

Schedule 2.9 - 3

Schedule 3.3(1)
Specifications for Bloom Systems and Battery Solutions

Energy Server 5
Nameplate Power Output (AC)	300 kW	250 kW	200 kW
Outputs
Load output (net AC)	300 kW	250 kW	200 kW
Electrical connection	480v, 3-phase, 60 Hz	480v, 3-phase, 60 Hz	480v, 3-phase, 60 Hz
Inputs
Fuels	Natural Gas, directed biogas	Natural Gas, directed biogas	Natural Gas, directed biogas
Input Fuel Pressure	10-18 psig (15 psig nominal)	10-18 psig (15 psig nominal)	10-18 psig (15 psig nominal)
Water	None during normal operation	None during normal operation	None during normal operation
Efficiency
Cumulative electric efficiency (LHV net AC)	65-53%	65-53%	65-53%
Heat rate (HHV)	5,811-7,127 Btu/kWh	5,811-7,127 Btu/kWh	5,811-7,127 Btu/kWh
Emissions
NOX	0.0017 lbs/MWh	0.0017 lbs/MWh	0.0017 lbs/MWh
SOX	Negligible	Negligible	Negligible
CO	0.034 lbs/MWh	0.034 lbs/MWh	0.034 lbs/MWh
VOCs	0.0159 lbs/MWh	0.0159 lbs/MWh	0.0159 lbs/MWh
CO2 @ stated efficiency	679-833 lbs/MWh on natural gas; carbon neutral on directed biogas	679-833 lbs/MWh on natural gas; carbon neutral on directed biogas	679-833 lbs/MWh on natural gas; carbon neutral on directed biogas
Physical Attributes and Environment

Schedule 3.3(1) - 1

Energy Server 5
Weight	15.8 tons	13.6 tons	12.2 tons
Dimensions (variable layouts)	17'11" x 8'8" x 6'9" or 32'3" x 4'4" x7'2"	14'4" x 8'8" x 6'9" or 28'8" x 4'4" x 7'2"	14'4" x 8'8" x 6'9" or 25'1" x 4'4" x 7'2"
temperature range	-20 degrees to 45 degrees C	-20 degrees to 45 degrees C	-20 degrees to 45 degrees C
humidity	0%-100%	0%-100%	0%-100%
Seismic vibration	IBC site class D	IBC site Class D	IBC site Class D
Location	Outdoor	Outdoor	Outdoor
Noise	< 70 dBA @ 6 feet	< 70 dBA @ 6 feet	< 70 dBA @ 6 feet
Codes and Standards
Complies with	Rule 21 interconnection; IEEE1547 standards; CARB 2007 emissions standards	Rule 21 interconnection; IEEE1547 standards; CARB 2007 emissions standards	Rule 21 interconnection; IEEE1547 standards; CARB 2007 emissions standards
Exempt from	CA Air District permitting	CA Air District permitting	CA Air District permitting
Underwriters Laboratories
Listed	Stationary Fuel Cell Power System	Stationary Fuel Cell Power System	Stationary Fuel Cell Power System
Reference	ANSI/CSA FC1-2014	ANSI/CSA FC1-2014	ANSI/CSA FC1-2014
UL Category	IRGZ	IRGZ	IRGZ
UL File Number	MH45102	MH45102	MH45102

Schedule 3.3(1) - 2

Battery Solution

Technical Highlights (1ABS-306 FC)
Outputs
Nameplate power output (Discharge)	[***] kW
Electrical connection	[***]VDC
Inputs
Nameplate power output (Charge)	[***] kW
Capacity
Nominal electrical storage capacity	[***] kWh
Emissions
None
Physical Attributes and Environment
ABS Battery Enclosure Weight (without batteries)	[***]lbs
ABS Battery Enclosure Weight (with batteries)	[***]lbs
ABS PCS Enclosure Weight	[***]lbs
ABS Battery Enclosure Dimensions	97" (H) x 86" (L) x 45" (D)
ABS PCS Enclosure Dimensions	97" (H) x 43" (L) x 45" (D)
Temperature range	[***]° C
Humidity	[***]%
Seismic vibration	[***]
Location	Outdoor
Noise	[***]
Codes and Standards
ABS is designed as a Storage Battery System to ANSI/UL 1973-2013
Additional Notes
•    Interconnect achieved through fuel cell system
•    Access to a secure website to monitor system performance & benefits
•    Remotely managed
•    Multiple ABSs can work together to achieve the optimal capacity for each application

Schedule 3.3(1) - 3

Schedule 3.4(1)(iii)
Design and Installations Procedures
Seller will perform the following activities in connection with the design and installation of each Facility, to the extent necessary to cause such Facility to achieve Commencement of Operations:

•
Initial site visits and studies to assess site suitability, including but not limited to due diligence research with local Authorities Having Jurisdiction (AHJs) and utilities, site load validation, and utility locates. When necessary, title reports may be pulled, gas composition may be tested, and geotechnical studies may also be done.

•
Produce a complete set of construction drawings, either internally or in conjunction with an external design firm, in accordance with: local, state, and national codes; local electric and gas utility requirements; and site-specific or host customer requirements.

•	Procure all necessary permits and/or approvals as required by the local AHJs, including but not limited to Planning, Building, and Fire Departments.

•	Secure technical approval to interconnect with the local electric utility, and coordinate the electric interconnection agreement between the host customer and the local utility.

•	Engage the local gas utility to design the gas interconnection approach, and coordinate the gas contract for gas delivery to the Bloom system between the host customer and the local utility.

•
Secure a general contractor to build the site as designed, obtain final building department sign-off, and pass any other required inspections. Provide Bloom Energy-trained site supervision at key milestones during the construction process to ensure smooth inspections and a positive host customer experience.

•
Perform system commissioning once construction is complete and inspections are passed, ensuring the systems operate as intended and reach full power. Remedy any issues preventing full power prior to turning operation over to Bloom’s Service team.

•
Act as the interface with the host customer, securing all necessary design approvals and site access permissions, as well as coordinating construction schedules. Ensure primary personnel responsible for interfacing with Bloom’s system are educated in safety procedures. Deliver customer manuals and emergency procedures to the customer upon project completion, as well as any other close-out documentation required by the contract

Schedule 3.4(1)(iii) - 1

Schedule 3.4(1)(v)
Commissioning Procedures
Seller will perform the following activities in connection with the commissioning of each Facility, to the extent necessary to cause such Facility to achieve Commencement of Operations:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Schedule 3.4(1)(v) - 1

•	[***]
•

Schedule 3.4(1)(v) - 2

Schedule 3.4(1)(xv)
Seller Deliverables
Seller shall submit the items listed below prior to or at the Commencement of Operations:

1.	Issued for Construction Drawing Set (aka Final IFC Set or Conformed Set), comprised of some or all of the below, as applicable and necessary given site design:

a.	Cover sheet

b.	Work site plan (work site and general arrangement drawings)

c.	Grading and drainage plan

d.	Soil erosion and sediment control

e.	Foundation plans and details

f.	Structural plans, details and elevation

g.	[***]

h.	Single-line electrical diagrams

i.	Electrical schematic diagrams

j.	[***]

k.	Network Architecture Drawings

l.	Power and control wiring

m.	Grounding plans

n.	Lightning and surge protection drawings

o.	Wiring Diagrams

p.	Bloom Equipment Specifications

q.	Electrical schematic diagrams

r.	[***]

s.	I/O list

2.	Example screenshot to be delivered by Seller, with details on sample shown below:
[***]
Seller shall submit the items listed below on or before ninety (90) days following the Commencement of Operations Date:

1.	Third party vendor drawings

2.	Quality Documentation for Construction activities (if applicable)

3.	As-built drawings (aka Approved Plans)

4.	Permitting documentation

Schedule 3.4(1)(xv) - 1

5.	Inspection cards (if applicable)

Schedule 3.4(1)(xv) - 2

Schedule 3.9
Seller Corporate Safety Plan
At all times during the Term, Seller shall maintain at Seller’s corporate headquarters and adhere to Seller’s written corporate safety programs, which shall include without limitation the following programs:

•	Contractor Environmental Health & Safety Program

•	Injury and Illness Prevention Program

•	Heat Illness Prevention Program

•	Emergency Action and Fire Prevention Plan

•	Hazard Communication Program

•	Corporate Electrical Standard – Specific Electrical Safe Work Practices

•	Electrical Safety Awareness

•	Lockout/Tagout

•	Fall Protection Program (Working at Heights)

•	Ladder Safety Program

•	Powered Industrial Trucks (PIT)

•	Hoist Safety Program

•	Personal Protective Equipment (PPE)

•	Respiratory Protection Program

•	Hearing Conservation Program

•	Hand and/or Powered Tools Safety Program

•	Hot Work Process

•	First Aid / CPR Program
(the foregoing, collectively, the “Seller Corporate Safety Plan”)

Schedule 3.9 - 1

Schedule 3.10
Specified Facilities

Serial #	ESA Customer	Site #	Electric Utility	Address	City	State	Total AC Power (kW)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Schedule 3.10 - 1

Schedule 4.2
Operations and Maintenance Procedures
Seller will perform the following operation and maintenance activities for each Facility, to the extent necessary to cause such Facility to perform in accordance with the Warranty Specifications:

•	Annual maintenance activities:

•	Check Surge Protection Device and replace as necessary

•	Replace main blower filter element

•	Replace AC unit filter element if applicable

•	Replace auxiliary blower filter element

•	Remove any debris and vacuum inside of each cabinet

•	Remove any debris from the exterior of cabinets

•	Check all FCM hotbox enclosures for any leaking or cracks

•	Replace door filters

•	NG conditioning canister replacement

•	Site obligations:

•	An e-mail announcement of a service appointment will be sent to address(es) specified by the client informing of a service visit in advance of a service visit

•	Field Service personnel will sign in at a security office as required by client

•	Field Service personnel will safely and securely maintain and repair the systems as needed in accordance with our established and released procedures

•	Bloom HR and EH&S will work with clients to fulfill requirements for certification of drug testing, training, and other Environmental Health & Safety (EH&S) procedures

•	Site visit protocols:

•	Works with customers and Product Development to resolve issues

•	Provides detailed documentation for each maintenance element performed

•	Inspection of installed equipment to ensure peak performance

•	Inspection of all components to ensure proper operation within product and environmental specifications

•	Clearly and professionally interact with customer regarding status of site visits, performance of their systems and general fuel cell education

•	Spare Parts

Schedule 4.2 - 1

•	Bloom Energy Product Support maintains a list of all spare parts including field replaceable units (FRUs) and consumables for each of its commercial products

•	Spare parts are stocked in localized third party logistics depots in each service zone

•	The most common and most critical parts are stocked in each local depot and replenished on a weekly schedule

•	Parts not stocked in localized depots are dispatched from our Milpitas, CA warehouse via FedEx or other carriers and couriers

•	Failure Response Protocol:

•	Emergency Response Protocol:

•
Contact lists of BE personnel to be contacted during normal business hours and during off hours (24-7-365 emergency escalation path) are provided for each region where Energy Servers are located in order to remedy situations posing a risk to persons or property

•	Remote shutdown from Bloom RMCC if required

•	Emergency power off button provided onsite

•	Remote monitoring:

•	24/7/365 performance monitoring and control of fleet

•	1st level troubleshooting

•	Cross-functional interface with engineering, software, controls, quality

•	Optimize performance

•	Support customer site start-ups

Schedule 4.2 - 2

•	Customer performance analysis – daily

•	Standards Compliance:

•	Complies with Rule 21 interconnection

•	ANSI/CSA FC 1: Stationary Fuel Cell Power Systems – Safety

•	IEEE 1547 – Standard for Interconnecting Distributed Resources with Electric Power Systems

•	NFPA 853 – The Standard for Installation of Stationary Fuel Cell Power Systems

•	NFPA 70 – The National Electrical Code

•	NFPA 54 – The National Fuel Gas Code

•	Subcontracted Services. The following may in some cases be performed by subcontractors:

•	Water DI system replenishment

•	STS and transfer switch maintenance and repair

•	Some annual maintenance and upgrade work

•	Filter delivery, replacement, removal

•	High Voltage transformer and switchgear maintenance

•	Circuit breaker and similar maintenance

•	Battery replacement

•	Some fuel cell module performance upgrades

•	NG conditioning canister replacement

•	Management Staff:

•	Customer Installations Group (CIG) – Turnkey design, engineering, procurement, permitting and installation

•	Services – Commissioning, operations and monitoring of servers

•	Customer Experience – Interface with customer

•	ESA Operations – Certain administrative duties

•	All Energy Servers are instrumented to securely record over 1000 data points per server and stored in a Data Historian that resides in a Secure Co-located Data Center and Backed Up for data recovery

•	CIG and Service employees are subject to drug tests, background checks and other screening protocols based on customer site requirements

Schedule 4.2 - 3

•	Bloom Energy maintains a Code of Safe Practices and ensures that copies are provided to all applicable field service technicians and includes:

•	Injury and illness prevention program

•	Required Personal Protection Equipment (PPE)

•	Corporate EH&S Standard

•	Proper use of Powered Industrial Trucks

•	Contracted Crane Operations

•	Ladder safety program

•	Electrical Safety and Lock-Out Tag-Out (LOTO)

•	Fall protection

•	First Aid/CPR program

•	Contractor EH&S program

•	Bloom Energy Safety Commitment

Schedule 4.2 - 4

Schedule 4.3(1)
Service Fees and Service Fee Adders

Service Fees
Calendar Months since Commencement of Operations for the applicable Facility	Rate ($/kW)
1 through 12	$[***]
13 through 24	$[***]
25 through 36	$[***]
37 through 48	$[***]
49 through 60	$[***]
61 through 72	$[***]
73 through 84	$[***]
85 through 96	$[***]
97 through 108	$[***]
109 through 120	$[***]
121 through 132	$[***]
133 through 144	$[***]
145 through 156	$[***]
157 through 168	$[***]
169 through 180	$[***]
181 through 192	$[***]
193 through 204	$[***]
205 through 216	$[***]
217 through 228	$[***]
229 through 240	$[***]
241 through 252	$[***]
253 through 264	$[***]
265 through 276	$[***]
277 through 288	$[***]
289 through 300	$[***]
301 through 312	$[***]
313 through 324	$[***]
325 through 336	$[***]
337 through 348	$[***]
349 through 360	$[***]

Schedule 4.3(1) - 1

Service Fee Adders
Item	Price	Unit and time period
Battery Solution	$[***]	Per month for months 1 through 360 for each kWh of rated capacity of the Battery Solution
DC/DC Convertor	$[***]	Per month for months 13 through 360 for each DC/DC convertor
AC5	$[***]	Per month for months 13 through 360 for each AC5
DC5	$[***]	Per month for months 13 through 360 for each DC5
MI5 - Standard multi-server with DC5s	$[***]	Per month for months 13 through 360 for each MI5
MI5 - Standard single-server or Mission Critical	$[***]	Per month for months 13 through 360 for each MI5
SL5 - Standard multi-server with DC5s	$[***]	Per month for months 13 through 360 for each SL5
SL5 - Standard single-server or Mission Critical	$[***]	Per month for months 13 through 360 for each SL5
Low-Pressure Gas Booster	$[***]	Per month for months 13 through 360 for each kW of the aggregate System Capacity of the Bloom Systems comprising such Facility

Schedule 4.3(1) - 2

Schedule 4.6
Parties’ Managers

Seller’s Manager	[***]
Buyer’s Manager	[***]

Schedule 4.6 - 1

Schedule 8.1(16)
Credit Support

Reimbursable Deposits and Credit Supports

Serial #	ESA Customer	Site #	Electric Utility	Address	City	State
[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]

Schedule 8.1(16) - 1

Schedule 14.4(a)
“Competitors of Seller”

	Ticker	Company Name

1		General Electric
2		Siemens
3		Mitsubishi Heavy Industries
4		Hitachi
5		Ishikawajima Heavy Industries
6		Kawasaki
7		Rolls-Royce
8		Pratt-Whitney
9		Solar Turbines (division of Caterpillar)
10		Capstone
11		Jenbacher (General Electric)
12		Cummins
13		Generac
14		Caterpillar
15		Wartsila
16		MTU

Schedule 14.4(a) - 1

Schedule 14.4(b)
“Competitor of Seller” Exclusions

	Ticker	Company Name

Electrics - Primary
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
9	[***]	[***]
10	[***]	[***]
11	[***]	[***]
12	[***]	[***]
13	[***]	[***]
14	[***]	[***]
15	[***]	[***]
16	[***]	[***]
17	[***]	[***]
18	[***]	[***]
19	[***]	[***]
20	[***]	[***]
21	[***]	[***]
Electric/LDC/Int'l/E&P Hybrid
22	[***]	[***]
23	[***]	[***]
24	[***]	[***]
25	[***]	[***]
26	[***]	[***]
27	[***]	[***]
28	[***]	[***]
29	[***]	[***]
30	[***]	[***]
31	[***]	[***]
32	[***]	[***]
33	[***]	[***]
34	[***]	[***]
35	[***]	[***]
	[***]	[***]

Schedule 14.4(b) - 1

	Ticker	Company Name
36	[***]	[***]
37	[***]	[***]
38	[***]	[***]
39	[***]	[***]
40	[***]	[***]
41	[***]	[***]
42	[***]	[***]
43	[***]	[***]
44	[***]	[***]

034085.0000156 EMF_US 74648290v11

Schedule 14.4(b) - 2